UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

SL Industries, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-4987	21-0682685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 727-1500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 30, 2010, SL Industries, Inc. (the “Company”) announced its financial results for the fourth quarter and fiscal year ended December 31, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including the exhibit hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, and shall not be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2010, James R. Henderson resigned from his position as a member of the Board of Directors of the Company (the “Board”) due to other business commitments, effective immediately.  Mr. Henderson did not serve on any Board committees.

Effective March 30, 2010, in order to fill the vacancy created by Mr. Henderson’s resignation, Warren G. Lichtenstein (44) was unanimously elected to the Company’s Board to serve as a member until the next annual meeting of the Company’s stockholders and until his successor is duly elected and qualified.  Mr. Lichtenstein was previously a director of the Company from 1993 to 1997 and again from January 2002 to May 2008.  During the latter period he served as Chairman of the Board.  Mr. Lichtenstein had also previously served as the Company’s Chief Executive Officer from February 2002 to August 2005.

Certain services are provided to the Company by Steel Partners, Ltd., a company controlled by Mr. Lichtenstein.  The services provided by Steel Partners, Ltd., include management and advisory services with respect to operations, strategic planning, finance and accounting, merger, sale and acquisition activities and other aspects of the businesses of the Company.  In consideration for such services, the fee paid to Steel Partners, Ltd. by the Company was $475,271 for the 2009 fiscal year.

On March 30, 2010, the Company issued a press release announcing the resignation of Mr. Henderson and the election of Mr. Lichtenstein to the Board.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Exhibits

99.1	Press Release dated March 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL Industries, Inc.
(Registrant)

Date: April 1, 2010

	By:	/s/ David R. Nuzzo
		Name:	David R. Nuzzo
		Title:	Vice President and Chief Financial Officer